Investment Properties	12 Months Ended
Mar. 31, 2025
Investment Properties [Abstract]
INVESTMENT PROPERTIES
13.INVESTMENT PROPERTIES
Investment properties consist of:

	Costs	Accumulated depreciation and amortization	Net carrying value
As at April 1, 2023	$—	$—	$—
Additions	287	—	287
Transfer from plant and equipment	837	(619)	218
Depreciation and amortization	—	(39)	(39)
Impact of foreign currency translation	(9)	6	(3)
As at March 31, 2024	$1,115	$(652)	$463
Transfer from plant and equipment	121	(27)	94
Depreciation and amortization	—	(17)	(17)
Impact of foreign currency translation	(5)	(24)	(29)
As at March 31, 2025	$1,231	$(720)	$511
Investment properties include real estate properties that are rented out to earn rental income. The investment properties were initially recorded at cost, and subsequently measured at cost less accumulated depreciation. Depreciation is computed on a straight-line basis based on the nature and an estimated 20 years’ useful life of the asset. The Company did not engage an independent valuer to value the properties, and the fair value of the properties estimated based on the quoted market prices for the similar real estate properties in the nearby neighborhoods were approximately $1.9 million as at March 31, 2025 (March 31, 2024 - $2.8 million).
During the year ended March 31, 2025, the Company recorded rental income of $0.1 million (March 31, 2024 - $0.1 million), which was included in other (income) expenses on the consolidated statements of income.